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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

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                                      FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): APRIL 7, 1998

                               COMMISSION FILE NUMBER 000-23401

                             GAMETECH INTERNATIONAL, INC.
                (Exact name of registrant as specified in its charter)

             DELAWARE                                           33-0612983
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

    2209 W. 1ST STREET, TEMPE, ARIZONA                             85281
  (Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code:  (602) 804-1101


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Item 5. Other Events

                On April 7, 1998 GameTech International, Inc. (hereinafter the 'Company') announced the appointment of Mr. Douglas M. Hayes and Mr. Frederick C. Lane to its Board of Directors.

                Mr. Hayes is a Managing Director of Macluan Capital Corporation and Chairman of Compass Aerospace Corporation. Mr. Lane is a Managing Director in Investment Banking with Donaldson, Lufkin & Jenrette Securities Corporation and heads the firm's Boston Investment Banking office.

                With the appointment of these outside members, the Company's Board of Directors now numbers six members.



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SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GAMETECH INTERNATIONAL, INC.


        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




        SIGNATURE                            TITLE                      DATE



        /s/ JOHN J. PAULSON                                             4/17/98
        ----------------------                                          -------
        John J. Paulson            Chief Financial Officer / Treasurer